FARNEY STOCK PLEDGE AGREEMENT


THIS FARNEY STOCK PLEDGE AGREEMENT (the "Agreement") is entered into at Santa Barbara, California on the date hereinafter set forth by and between MICHAEL D. FARNEY and SALLY FARNEY, jointly and severally (collectively referred to herein as the "Debtor") and MIRAVANT MEDICAL TECHNOLOGIES (the "Secured Party").

WHEREAS:

     A. The Debtor is the owner of Four Hundred Five Thousand (405,000) shares (the "Shares") of the Common Stock of the Secured Party;

     B. The Secured Party has previously granted the obligations of the Debtor to SANWA BANK ("Sanwa"), Obligation Number ***** (the "Sanwa Loan"), and the Sanwa Loan has been extended and will mature as of October 31, 1999;

     C. Sanwa has agreed to extend the Sanwa Loan for a one (1) year period through October 31, 2000 on the condition that the Secured Party becomes the holder of the Shares, as a pledge holder and the security interest therein, and to provide for the liquidation of the Shares as hereinafter provided;

     D. The Secured Party is prepared to extend its granting of the Sanwa Loan on the condition that the Secured Party receives a security interest in and becomes the pledge holder of the Shares;

     E. The Debtor has provided certain other collateral to the Secured Party and this Agreement and the collateral created herein is in addition to any other collateral provided hereby; and

     F. The Debtor has agreed to pledge all of the Shares to the Secured Party to secure the Debtor's obligations to the Secured Party.

NOW, THEREFORE, for value received, the receipt and sufficiency of which is hereby acknowledged, the Debtor hereby conveys, assigns, transfers and delivers and grants to the Secured Party as pledge holder and creates a security interest in and to the Shares (herein called the "Collateral") in favor of the Secured Party.

     1. COLLATERAL. The Collateral hereunder shall be comprised of the following:

          (a)  The Shares;

          (b) Stock Powers executed in blank with respect to the Shares (the "Stock Powers"); and

          (c) The proceeds, products, additions, substitutions and accessions of and to any and all of the foregoing.

To have and to hold the Collateral, together with all rights, titles, interests, liens, privileges, claims, demands and equities existing and to exist in connection therewith as security therefor unto the Secured Party, its successors and assigns.

     2. OBLIGATIONS SECURED. This Agreement is granted to the Secured Party to secure the Sanwa Loan and the repayment of the Sanwa Loan by the Debtor, in full, and the indemnification of the Secured Party in accordance with the terms of that certain agreement dated February 27, 1998 and as amended on August 4, 1999 (herein collectively referred to as the "Obligations") including:

          (a) The reimbursement when due of all amounts which might be advanced by the Secured Party to satisfy amounts required to be paid by the Debtor under this Agreement, or under any other instrument at any time executed in connection with, or as security for, the amount of any part of the Obligations or any amount secured hereby or to pay any taxes, insurance premiums, liens, claims and charges against any or all of the Collateral, or any properties covered by any instrument executed, or to be executed, by the Debtor to secure any part of the Obligations or any amount secured hereby, together with interest thereon to the extent provided;

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          (b)  The  reimbursement  and  payment by the  Debtor of all  advances, charges, costs and expenses (including attorneys' fees and legal expenses) incurred by the Secured Party in connection with the Obligations or any amount secured hereby and in exercising any right, power or remedy conferred by this Agreement or by law (including, but not limited to, attorneys' fees and legal expenses incurred by the Secured Party in the collection of instruments deposited with or purchased by the Secured Party and amounts incurred in connection with the operation, maintenance or foreclosure of the Collateral); and

          (c)  The   performance   and  payment  by  the  Debtor  of  all  their
               Obligations under this Agreement, or any other document or agreement now or hereafter executed in connection with, or as security for, any part of the Obligations, or any amount secured hereby.

     3. VOTING AND OTHER RIGHTS. Until an Event of Non-Cured Default (as hereinafter defined), the Debtor will retain (i) all voting rights to which the Debtor may be entitled with respect to the Collateral and
          (ii) the right to receive any notices, proxies, or other materials, and cash dividends (other than such dividends in connection with the liquidation or winding-up of any issuer) provided to shareholders by the issuer of the Shares. Commencing on the date of an Event of Default (as hereinafter defined), and at any time thereafter until the Obligations has been paid in full, the Secured Party shall have, with respect to the Shares, the option, at its discretion, to exercise all voting rights as to all of the Shares and all other corporate rights and powers attendant thereto. This Agreement shall constitute an irrevocable proxy (being coupled with an interest) empowering the Secured Party to exercise all voting and other rights with respect to the Collateral upon the occurrence of an Event of Default (as hereinafter defined) without further notice to the Debtor. If the Event of Default is cured by the Debtor, within the applicable cure period, then its rights set forth above shall be reinstated.

     4. POSSESSION OF COLLATERAL. Simultaneously upon execution of this Agreement, the Debtor shall direct Sanwa to deliver to the Secured Party, in pledge, the certificate representing the Shares and the Stock Powers duly executed by the Debtor.

     5. LIQUIDATION OF COLLATERAL. The Debtor authorizes the Secured Party to liquidate the Collateral in accordance with the terms of the Account Control Agreement attached hereto as Exhibit A. All proceeds from the liquidation of the Collateral will be applied to the Sanwa Loan.

     6. FURTHER ASSURANCES. The Debtor will sign, execute, deliver and file, alone or with the Secured Party, any financing statement, security agreements or other documents, or procure any document as may be requested by the Secured Party, from time to time, to confirm, perfect and preserve the security interest created hereby and, in addition, the Debtor hereby authorizes the Secured Party to execute and deliver on behalf of the Debtor and to file such financing statements, security agreements and other documents without the signature of the Debtor. The Debtor shall do all such additional and further acts, things, deeds, give such assurances and execute such instruments as the Secured Party requires to vest more completely in and assure to the Secured Party its rights under this Agreement.

     7. EXPENSES. The Debtor agrees to pay to the Secured Party, at the Secured Party's offices, as specified in Paragraph 23 below, all advances, charges, costs and expenses (including attorneys' fees and legal expenses) incurred by the Secured Party in connection with protecting the Secured Party against the claims or interests of any third person against the Collateral, and in exercising any right, power or remedy conferred by pledge agreement or by law (including, but not limited to, attorneys' fees and legal expenses incurred by the Secured Party in the collection of instruments deposited with or purchased by the Secured Party and amounts incurred in connection with the operation, maintenance or foreclosure of any or all of the Collateral). The amount of all such advances, charges, costs and expenses shall be due and payable by the Debtor to the Secured Party upon demand, together with interest thereon from the date of demand at the maximum rate of nonusurious interest allowed by law.

     8. RIGHTS AND REMEDIES WITH RESPECT TO COLLATERAL. The Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from the Debtor) and the right is expressly granted to the Secured Party, and the Debtor hereby constitutes, appoints and makes the Secured Party as the Debtor's true and lawful Attorney and Agent-in-Fact for the Debtor, and in the Debtor's name, place and stead with full power of substitution, in the Secured Party's name or the Debtor's name or otherwise, for the
          Secured Party's sole use and benefit, but at the Debtor's cost and expense, to exercise, without notice, all or any of the following powers at any time following the occurrence of an Event of Default, with respect to all or any of the Collateral: transfer to or register in the name of the Secured Party or any nominee of the Secured Party or any purchaser of any of the Collateral, and whether or not so transferred or registered, to receive the income and dividends thereon, including cash and stock dividends, stock splits and rights to subscribe, and to hold the same as part of the Collateral and/or apply the same as hereinafter provided; to exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depository upon such terms as the Secured Party may determine; after the occurrence of an Event of
          Default hereunder, to exercise voting and all other rights as to any of the Collateral, all without notice and without liability except to account for property actually received by the Secured Party, provided, however, the Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

     9. EVENT OF DEFAULT. The occurrence of any of the following, whatever the reason therefor, shall constitute an Event of Default:

     9.1 Non-payment. The Debtor fails to pay any amount owing to the Secured Party under the Obligations, or after notice to the Debtor by the Secured Party, and such failure continues for a period of thirty (30) days after the due date;

     9.2 Non-performance. The Debtor fails to perform or observe any other terms, covenant or agreement contained under the Obligations, and such failure continues uncured for a period of thirty (30) days following the Secured Party's delivery of written notice of such failure to the Debtor, provided, however, if said default be such that it cannot be corrected within such period, it shall not constitute an Event of Default if corrective action is instituted by the Debtor, as the case may be, within such period and diligently pursued until the default is cured;

     9.3 Bankruptcy. The Debtor files or is subject to any proceeding under the Federal Bankruptcy Code, any assignment for the benefit of creditors or any other similar remedy or proceeding under state or federal law, unless such proceeding is involuntary and is dismissed within seventy-five (75) days of its institution; or

     9.4 Levy. Any material portion of the Collateral is attached or levied upon, or a receiver or keeper is appointed for the Debtor, and such attachment, levy or receiver or keeper is not removed within sixty
          (60) days.

     10. DEFAULT REMEDIES. If all or any part of the Obligations shall become due and payable, as specified in Paragraph 9 hereof, the Secured Party may then, or at any time thereafter, apply, set-off, collect, sell in one or more sales, lease, or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as the Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as the Secured Party may deem fair, and the Secured Party may be the purchaser of any or all Collateral so sold and may hold the same thereafter in its own right free from any claim of the Debtor or right of redemption. No such purchase or holding by the Secured Party shall be deemed a retention by the Secured Party in satisfaction of the Obligations. All advertisements, and the presentment of property at sale, are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Uniform Commercial Code or other law requires the Secured Party to give reasonable notice of any such sale or disposition or other action, five (5) days' prior written notice shall constitute reasonable notice. The Secured Party may require the Debtor to assemble any Collateral not in the Secured Party's possession and make it available to the Secured Party at a place designated by the Secured Party which is convenient to the Secured Party. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Party. In addition to any and all remedies provided herein, or in any of the documents or instruments executed in favor of the Secured Party, the Secured Party shall have and possess all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of California.

     11. PRIVATE SALE. The Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Shares for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those of public sales and that substantial brokers' and/or finders' fees may be incurred in connection therewith, and agrees that such private sales and fees shall be deemed to have been made and incurred in a commercially reasonable manner and that the Secured Party has no obligation to delay sale of any of the Shares to permit the issuer thereof to register it for public sale under the applicable laws.

     12. PROCEEDS OF SALE. After all or any part of the Obligations becomes due and payable as specified in Paragraph 9 hereof, the proceeds of any sale or other disposition of the Collateral, and all sums received or collected by the Secured Party from or on account of the Collateral, shall be first applied by the Secured Party to the Sanwa Loan and then for reimbursement of Secured Party's expenses, costs and advances.

     13. DEFICIENCY. The Debtor shall remain liable to the Secured Party for the Obligations, advances, costs, charges and expenses, together with interest thereon at the maximum rate of nonusurious interest allowed by law, on all amounts remaining unpaid and shall pay the same immediately to the Secured Party at the Secured Party's offices.

     14. SECURED PARTY'S DUTIES. The Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against prior parties. The Secured Party shall not be liable for failure to collect or realize upon the Obligations or Collateral, or for any delay in so doing, nor shall the Secured Party be under any duty to take any action whatsoever with regard thereto. The Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession, but need not take any steps to keep the Collateral identifiable. The Secured Party shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Secured Party's rights in or to, any of the Collateral.

     15. SECURED PARTY'S ACTIONS. The Debtor waives any right to require the Secured Party to proceed against any person, exhaust any collateral or pursue any other remedy in the Secured Party's power, whether under this Agreement or otherwise; waives any and all notice of acceptance of this Agreement or of creation, modification, renewal or extension for any period of the Obligations from time to time; and waives, to the fullest extent permitted by applicable law, any defense arising by reason of any disability or other defense of any debtor, or by reason of the cessation from any cause whatsoever of the liability of any debtor. Until the Obligations shall have been paid in full, the Debtor shall have no right to subrogation, and the Debtor waives any right to enforce any remedy which the Secured Party now has or may hereafter have against any other person or entity and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by the Secured Party. The Debtor authorizes the Secured Party, without notice or demand and without any further reservation of rights against the Debtor, and without affecting the Debtor's liability hereunder or on the Obligations, from time to time, to (a) take and hold any other property as collateral, other than the Collateral, for the payment of the Obligations, and exchange, enforce, waive and release any or all of the Collateral or such other property;
          (b) apply the Collateral or such other property and direct the order or manner of sale thereof as the Secured Party, in its discretion, may determine; (c) renew, extend for any period, accelerate, modify, compromise, settle or release the obligations of any other person or entity with respect to the Obligations or Collateral; or (d) release or substitute the Debtor or any other persons or entity liable on the Obligations.

     16. TRANSFER OF OBLIGATIONS AND COLLATERAL. The Secured Party may transfer the Obligations and, upon any such transfer, the Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of the Secured Party hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred, the Secured Party shall retain all rights, powers and remedies hereby given. The Secured Party may at any time deliver any or all of the Collateral to the Debtor, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and the Secured Party shall thereafter be discharged from any liability therefor.

     17. CUMULATIVE SECURITY. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations. No security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement. Such present and future additional security is to be considered as cumulative security.

     18. CONTINUING AGREEMENT. This is a continuing agreement and the conveyance hereunder shall remain in full force and effect and all the rights, powers and remedies of the Secured Party hereunder shall continue to exist until the Obligations is paid in full as the same becomes due and payable; until all of the Obligations under this Agreement have been paid in full, and until the Secured Party, upon request of the Debtor, has executed a written termination statement, reassigned to the Debtor, without recourse, the Collateral and all rights and liens conveyed hereby and returned possession of the Collateral to the Debtor. Otherwise this Agreement shall continue notwithstanding the death or incapacity of the Debtor or the Secured Party, or any other event or proceeding affecting the Debtor and/or the maker and/or obligor under this Agreement.

     19. CUMULATIVE RIGHTS. The rights, powers and remedies of the Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of the Secured Party. Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, the Secured Party shall have the rights, powers and remedies of a secured party under the State of California Uniform Commercial Code, as amended.

     20. EXERCISE OF RIGHTS. Time shall be of the essence for the performance of any act under this Agreement or for payment of the Obligations by the Debtor, but neither the Secured Party's acceptance of partial or delinquent payments nor any forbearance, failure or delay by the Secured Party in exercising any right, power or remedy shall be deemed a waiver of any Obligations of the Debtor or of any right, power or remedy of the Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     21. REMEDY AND WAIVER. The Secured Party may remedy any default without waiving the default remedies or waiving any prior or subsequent default.

     22. PRESERVATION OF LIABILITY. Neither this Agreement, nor the exercise by the Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein, or by law, shall be construed as relieving any person liable under this Agreement or on the Obligations from full liability under such instruments or on the Obligations and for any deficiency thereon.

     23. NOTICES. Any notice or demand to the Debtor under this Agreement, or in connection with the Collateral, may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, postage prepaid, addressed to the Debtor at the address of the Debtor appearing on the records of the Secured Party, but actual notice, however given or received, shall always be effective. For the purposes hereof, the addresses of the Debtor and the Secured Party (until notice of a change thereof is given as provided in this Paragraph 23), shall be as follows:

If to Secured Party:                MIRAVANT MEDICAL TECHNOLOGIES
                                    336 Bollay Drive
                                    Santa Barbara, CA  93117
                                    Facsimile #805-685-7981

If to the Debtor:                   MICHAEL D. and SALLY FARNEY
                                    *****

     24. CONSTRUCTION. This Agreement has been made in and the conveyance, assignment, transfer and delivery has been made in, and the security interest granted hereby is granted in, and each shall be governed by the laws of the State of California in all respects, including matters of construction, validity, enforcement and performance.

     25. AMENDMENT AND WAIVER. This Agreement may not be amended (nor may any of its terms be waived), except in writing duly signed by the Secured Party and the Debtor.

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     26.  TERMS DEFINED IN UNIFORM  COMMERCIAL  CODE.  Except as the context may otherwise require, any term used herein that is defined in the California Uniform Commercial Code shall have the meaning given therein.

     27. INVALIDITY. If any provision of this Agreement is rendered or declared illegal, invalid or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which has become final, the Debtor and the Secured Party shall promptly meet and negotiate substitute provisions for those rendered illegal, invalid or unenforceable, but all of the remaining provisions shall remain in full force and effect.

     28. REVERSIONARY PAYMENT. The Secured Party agrees that if the Secured Party exercises its rights and obtains title to the Shares, free and clear of any claims of the Debtor or third parties, and within six (6) months after an Event of Default completes the sale and transfer of the Shares in an amount sufficient to pay all sums or Obligations described in this Agreement, the Secured Party shall pay any amounts received by the Secured Party in excess of such sums to the Debtor.

     29. SUCCESSORS AND ASSIGNS. The covenants, representations, warranties and agreements herein set forth shall be binding upon the Debtor and shall inure to the benefit of the Secured Party, its successors and assigns.

     30. CONFLICTING PROVISIONS. To the extent that any of the terms or provisions contained in this Agreement are inconsistent with those contained in any other document, instrument or agreement executed pursuant hereto, the terms and provisions contained herein shall control. Otherwise, such provisions shall be considered cumulative.

     31. JURISDICTION. This Agreement, any notes issued hereunder, the rights of the parties hereunder to and concerning the Collateral, and any documents, instruments or agreements mentioned or referred to herein shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the parties hereby submit.

     32. RELIANCE. Each warranty, representation, covenant and agreement contained in this Agreement shall be conclusively presumed to have been relied upon by the Secured Party, regardless of any investigation made or information possessed by the Secured Party and shall be cumulative and in addition to any other warranties, representations, covenants or agreements which the Debtor shall now or hereafter give, or cause to be given, to the Secured Party.

     33. WAIVER OF JURY TRIAL. The Debtor and the Secured Party hereby expressly and voluntarily waive any and all rights, whether arising under the California constitution, any rules of the California Code of Civil Procedure, common law or otherwise, to demand a trial by jury in any action, matter, claim or cause of action whatsoever arising out of or in any way related to this Agreement or any other agreement, document or transaction contemplated hereby.

     34. RESTRUCTURING AND LITIGATION EXPENSES. In the event the Secured Party and the Debtor negotiate for, or enter into, any restructuring, modification or refinancing of the Sanwa Loan for the purposes of remedying an Event of Default, the Secured Party may require the Debtor to reimburse all of the Secured Party's costs and expenses incurred in connection therewith, including, but not limited to, reasonable attorneys' fees and costs of any audit or appraisals required by the Secured Party to be performed in connection with such restructuring, modification or refinancing. In the event of any suit, mediation, arbitration or other action in relation to this Agreement or any document, instrument or agreement executed with respect to, evidencing or securing the Sanwa Loan, the prevailing party, in addition to all other sums to which it may be entitled, shall be entitled to reasonable attorneys' fees.

     35. INDEPENDENT COUNSEL. NIDA & MALONEY, LLP has acted as counsel to the Secured Party in this matter, and they have advised the Debtor to seek independent counsel prior to executing this Agreement.

[Signatures on next page]


IN WITNESS WHEREOF, the parties have executed this Agreement in one or more counterparts which, taken together, shall constitute one and the same Agreement, and shall be dated as of October 27, 1999.

                                        DEBTOR:
                                        /s/ Michael D. Farney
                                        ---------------------------------------
                                        MICHAEL D. FARNEY

                                        /s/ Sally Farney
                                        ---------------------------------------
                                        SALLY FARNEY

                                        SECURED PARTY:

                                        MIRAVANT MEDICAL TECHNOLOGIES


                                        By:  /s/ Gary S. Kledzik
                                        ------------------------
                                        Name:  Gary S. Kledzik
                                        Title: CEO